Exhibit 99.1

FOR IMMEDIATE RELEASE

Friday, December 5, 2008

DRS TECHNOLOGIES ANNOUNCES COMMENCEMENT OF CONSENT SOLICITATION TO AMEND
TERMS FOR ITS 6-7/8% AND 7-5/8% SENIOR SUBORDINATED NOTES AND 6-5/8% SENIOR NOTES

PARSIPPANY, N.J., December 5 – DRS Technologies, Inc., a subsidiary of Finmeccanica S.p.A. (FNC.MI), today announced the commencement of a consent solicitation to amend the terms of the indentures governing its 6-7/8% Senior Subordinated Notes due 2013, 6-5/8% Senior Notes due 2016 and 7-5/8% Senior Subordinated Notes due 2018 (the ”Notes”).

On November 13, Finmeccanica announced that it would guarantee DRS Technologies’ payment obligations under the Notes and the indentures governing them. In connection with the issuance of the guarantees, DRS Technologies is seeking the consent of bondholders to amendments that would modify the reporting covenant in each indenture governing the Notes. If the amendments are adopted, the Company would not need to file reports with the U.S. Securities and Exchange Commission. The Company would instead provide holders of the Notes the parent company’s (Finmeccanica’s) consolidated annual and interim financial reports, as described in the consent solicitation statement, dated as of December 5, 2008 (the ”Consent Solicitation Statement“).

The record date for the consent solicitation is 5:00 p.m. New York City time on December 5, 2008. The consent solicitation will expire at 5:00 p.m. New York City time on December 19, 2008, unless extended. The expiration date may be extended by DRS Technologies for one or more series of the Notes. DRS Technologies will pay to each holder of record of the Notes who has delivered (and not validly revoked) a valid consent prior to the applicable expiration date, a consent payment in the amount of $1.00 per $1,000 principal amount of the Notes. Pursuant to the Consent Solicitation Statement, DRS Technologies’ obligation to provide such consent payments and the effectuation of the proposed amendments are conditioned, among other things, on DRS Technologies’ receipt of the consents (not validly revoked) of bondholders representing at least a majority of the aggregate principal amount of the applicable series of the Notes prior to the expiration date. In the event that consent from bondholders representing at least a majority of the aggregate principal amount of one series of Notes, but not all series of the Notes, is received, DRS Technologies may, in its sole discretion, allow the consent solicitation to expire and accept all consents delivered with respect to the series of Notes for which such consents have been received and pay the consent payment; extend the expiration date for one or more series of the Notes; or otherwise amend the terms of the consent solicitation.

As required under the indentures governing the Notes as a result of DRS Technologies' merger with Finmeccanica, on November 21, 2008, DRS Technologies made "Change of Control" offers to purchase the Notes for 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, on the Notes repurchased, if any, to, but excluding, the date of the purchase. Bondholders may deliver a consent in the consent solicitation whether or not they intend to participate or have tendered Notes in the change of control offers.  The expiration date for each of the offers is currently scheduled to be January 15, 2009, other than for the offer relating to the 6-5/8% Senior Notes due 2016, which expires on January 14, 2009. DRS Technologies may extend the expiration date of each offer in the manner described in the documentation relating to each offer.

The consent solicitation is governed by the Consent Solicitation Statement and related documents, which today were sent to all holders of record of the Notes. Any questions regarding the consent solicitation or requests for copies of the Consent Solicitation Statement, the consent form or related documents should be directed to Global Bondholder Services Corporation, 65 Broadway, Suite 723 New York, New York 10006, phone (212) 430-3774 (collect), (866) 540-1500 (toll free), which is acting as information and tabulation agent for the consent solicitation, or Merrill Lynch & Co., Liability Management, 4 World Financial Center, 7th Floor, New York, NY 10080, phone (212) 449-4914 (collect), (888) 654-8637 (toll free), which is acting as solicitation agent for the consent solicitation.

None of the representatives or employees of DRS Technologies, its subsidiary guarantors, Finmeccanica or its subsidiaries, the Solicitation Agent, the Trustee, or the Information and Tabulation Agent make any recommendations as to whether or not holders of the Notes should issue their consents pursuant to the consent solicitation, and no one has been authorized by any of them to make such recommendations.

This press release does not constitute a solicitation of consents with respect to any Notes. The consent solicitation is being made solely pursuant to the Consent Solicitation Statement and related documents. Execution of the proposed amendments is subject to a number of conditions. No assurance can be given that any such amendments can or will be completed on terms that are acceptable to DRS Technologies, or at all. Neither the consent solicitation nor this press release constitute an offer to buy or the solicitation of an offer to sell Notes in any circumstance or jurisdiction in which such offer or solicitation is unlawful.

Holders of the Notes should read carefully the Consent Solicitation Statement sent by DRS Technologies today, as it contains important information as to the procedures and timing for issuing consent for the proposed amendments.

About DRS Technologies

DRS Technologies, headquartered in Parsippany, New Jersey, is a leading supplier of integrated products, services and support to military forces, government agencies and prime contractors worldwide. For more information about DRS Technologies, please visit www.drs.com.

About Finmeccanica

Headquartered in Italy, Finmeccanica is a leading global high-technology company with core competencies in the design and manufacture of helicopters, civil and military aircraft, aero structures, satellites, space infrastructure, missiles, defense electronics and security. The company employs more than 70,000 people worldwide. For more information about Finmeccanica, please visit www.finmeccanica.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release contains forward-looking statements, within the meaning of Section 27A of the

Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to DRS Technologies’ expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as “may,” “will,” “intend,” “plan,” “project,” “expect,” “anticipate,” “could,” “should,” “would,” “believe,” “estimate,” “contemplate,” “possible” or similar expressions. These statements are not guarantees of DRS Technologies’ future performance and are subject to risks, uncertainties and other important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for DRS Technologies’ products and other risks or uncertainties detailed in DRS Technologies’ U.S. Securities and Exchange Commission filings, which DRS Technologies now files on a voluntary basis. Given these uncertainties, you should not rely on forward-looking statements. Such forward-looking statements speak only as of the date on which they were made, and DRS Technologies undertakes no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For information contact:

Media contacts:

Finmeccanica S.p.A
+39 06 32473 313
pressoffice@finnmeccanica.com

Richard Coltart
Vice President International Media Relations
+44 789 400 5842
+44 789 400 5837
richard.coltart@finmeccanica.com

Dan Hill
+1 (571) 426-6837
dan.hill@finmeccanica.com

Roberto Alatri
Vice President Press Office
+39 347 4184 430
Roberto.alatri@finmeccanica.com

Roberta Acocella
Head of Periodical Trade Press
+39 335 5335 262
roberta.acocella@finmeccanica.com

Investor Contacts:

John D. Stewart
Vice President Investor Relations
Tel. +39 06 32473 290
john.stewart@finmeccanica.com

Raffaella Luglini
Investor Relations Officer
+39 06 32473 066
raffaella.luglini@finmeccanica.com

DRS Technologies, Inc.

Media contact:

Richard M. Goldberg
Vice President, Public Affairs
(973) 451-3584
goldberg@drs.com